EXHIBIT 99.5

                       IN THE UNITED STATE DISTRICT COURT
                                     FOR THE
                              DISTRICT OF COLORADO


Civil Action No. 99-D-2203

SECURITIES AND EXCHANGE COMMISSION

     Plaintiff,

v.

ACCELR8 TECHNOLOGY CORPORATION. THOMAS A.GEIMER, HARRY J; FLEURY, and JAMES GODKIN,

     Defendants

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               CONSENT OF DEFENDANT ACCELR8 TECHNOLOGY CORPORATION
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1.   Defendant Accelr8 Technology Corporation ("Accelr8"), having read and understood the Third Amended Complaint in this action (the "Complaint") and the attached proposed Final Judgment of Permanent Injunction and Other Relief. Sought as to Defendant Accelr8 Technology Corporation ("Final Judgment"), and solely for purposes of consenting to the entry of the Final Judgment; (i) enters a general appearance; (ii) consents to the Court's jurisdiction over him and the subject matter of this action; and (iii) admits that he was served with a Summons and the Complaint.

2. Accelr8, without admitting or denying any of the allegations in the Complaint, except as to jurisdiction, which he admits, hereby consents to the entry, without further notice, of the Final Judgment in the form attached to this Consent and Undertaking ("Consent"), restraining and enjoining him from engaging in transactions, acts, practices and courses of business which constitute or would constitute aiding and abetting violations of Section 13(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") [15 U.S.C. ss.78m(a)] and Rules 13a-1, 13a-13, and 12b-20 thereunder [17 C.F.R. 240.13a-1, 13a-13, and 12b-20] violating
     Section 13(b) of the Exchange Act [15 U.S.C. ss.78m(b)].

3. Accelr8 understands and agrees to comply with the policy of the Securities and Exchange Commission ("Commission") "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint" [17 C.F.R.ss.202.5(e)]. In compliance with this policy, Accelr8 agrees: (i) not to take any action or to make or permit to be made any public statements denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint and Final Judgment are with factual basis; and (ii) that if Accelr8 breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and place this proceeding on its active docket. Nothing in this provision affects Accelr8's testimonial obligations or rights to take legal positions in litigation in which the Commission is not a party.

4. Accelr8 waives notice of entry and service of the Final Judgment, and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to him of the terms and conditions in the Final Judgment. Nonetheless, Accelr8 further agrees that we will execute an Acknowledgement of Receipt of the Final Judgment ("Acknowledgment") within fourteen days of the date the Court enters a Final Judgment, and that he will promptly file the original of the Acknowledgment, fully executed, with the Court, with copies to counsel for Plaintiff.

5.   Accelr8 waives findings of fact and conclusions of law.

6.   Accelr8 waives any right he may have to appeal from the Final Judgment.

7. Accelr8 acknowledges that this Consent and Final Judgment embody the entire agreement resolving this action. Accelr8 further acknowledges that this Consent is entered into voluntarily of its own accord, and that no offers, promises, inducements or threats of any kind have been made by the Commission or by any member, officer, agent, employee or representative thereof to induce him to enter into this Consent. Accelr8 acknowledges that he is specifically aware of the provisions of 17 C.F.R. ss.202.5(f).

8. Accelr8 agrees that this Consent shall be annexed to the Final Judgment, and that this Consent is hereby incorporated into the Final Judgment with the same force and effect as it fully set forth in the Final Judgment. Accelr8 agrees that he will not oppose the enforcement of the Final Judgment on the grounds, if any exists, that he fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection he may have based thereon.

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9.   Accelr8 agrees that the Final Judgment may be presented by the Commission's representatives to the Court for signature and entry without further notice.

10. Accelr8 agrees that the Court shall retain jurisdiction of this action for purposes of administering and enforcing the Final Judgment and for all other purposes.

11. Accelr8 acknowledges that this Consent and the Final Judgment do not bind any agency or government other than the Commission. Consistent with the provisions of 17 C.F.R.ss.202.5(f), Accelr8 waives any claim of Double Jeopardy based upon the settlement of this matter, including the imposition of any remedy or civil penalty.

     Dated this 16th day of May, 2001.

                                       Thomas V, Geimer for Accelr8 /s/
                                       --------------------------------

Notary Attached